UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

OSPREY ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43377	98-1920137
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, Suite 1111 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 470-1493

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	OSPRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	OSPR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share	OSPRW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On July 2, 2026, Osprey Acquisition Corp. III (the “Company”), consummated its initial public offering (“IPO”) of 30,015,000 units (the “Units”), including the exercise in full by the Underwriters (defined below) of an option to purchase 3,915,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,150,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,915,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”); and on July 1, 2026, the Underwriters notified the Company that they were exercising the Over-Allotment Option in full. As a result of the Underwriters’ determination to fully exercise the Over-Allotment Option, the Company’s sponsor was not required to forfeit any shares of the Company’s Class B ordinary shares.

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-296787) for the IPO, originally filed with the Securities and Exchange Commission (the “Commission”) on June 15, 2026 (as amended, the “Registration Statement”), all of which are attached as exhibits and incorporated by reference herein:

●	An Underwriting Agreement, dated June 30, 2026 (the “Underwriting Agreement”), between the Company and Cantor Fitzgerald & Co., as representative of the Underwriters (“Cantor”);

●	An Investment Management Trust Agreement, dated June 30, 2026, between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated June 30, 2026, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated June 30, 2026, between the Company and certain security holders of the Company;

●	A Letter Agreement, dated June 30, 2026, by and among the Company, its officers and directors and certain of the Company’s security holders;

●	A Private Placement Units Purchase Agreement, dated June 30, 2026, between the Company and Osprey Acquisition Sponsor III, LLC;

●	A Private Placement Units Purchase Agreement, dated June 30, 2026, between the Company and Cantor;

●	Indemnity Agreements dated June 30, 2026, by and among the Company and each Director and executive officer of the Company, a form of which is attached as Exhibit 10.8to this Current Report;

●	An Administrative Services Agreement, dated June 30, 2026, between the Company and Hepco Capital Management, LLC; and

●	An Administrative Services Agreement, dated June 30, 2026, between the Company and Osprey Acquisition Sponsor III, LLC.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 747,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $7,470,000. The Placement Units were purchased by Cantor (261,000 Units) and the Company’s sponsor, Osprey Acquisition Sponsor III, LLC (486,000 Units). The Warrants included in the Placement Units are identical to the Warrants included in the IPO Units except as otherwise described in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 is incorporated herein by this reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2026, in connection with the IPO, Daniel C. Herz, Jonathan Z. Cohen, Edward E. Cohen, Jeffrey Clifford, Brian L. Frank, Atul Khanna and Jeffrey Kupfer (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”) and Jeffrey F. Brotman resigned as a member of the Board. Effective June 30, 2026, each of Messrs. Frank, Khanna, and Kupfer appointed to the Board’s Audit Committee, with Mr. Frank serving as chair of the Audit Committee. Each of Messrs. Clifford and Kupfer were appointed to the Board’s Compensation Committee, with Mr. Kupfer serving as chair of the Compensation Committee.

On June 30, 2026, the Company entered into indemnity agreements with each of the Directors, as well as with David Heikkinen, the President and Chief Executive Officer, Thomas C. Elliott, the Chief Financial Officer, and Jeffrey F. Brotman, Chief Operating Officer, Chief Legal Officer, and Secretary of the Company, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association effective June 30, 2026 (the “Amended and Restated Memorandum”) with the Cayman Islands General Registry. A description of the material terms of the Amended and Restated Memorandum is included in the Registration Statement and incorporated herein by this reference. In addition, a copy of the Amended and Restated Memorandum is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

A total of $300,150,000 of the net proceeds from the IPO and the Private Placement (which includes $12,789,000 of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest earned on the funds to satisfy the Company’s working capital requirements (subject to an annual limit of $250,000 and an overall limit of $500,000) and to pay taxes (or up to $100,000 for dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

A copy of the press release issued by the Company on June 30, 2026 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on July 2, 2026 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 30, 2026, between the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Memorandum and Articles of Association, filed with the Cayman Islands General Registry on July 1, 2026.

4.1	Warrant Agreement, dated June 30, 2026, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated June 30, 2026, by and among the Company and certain security holders, officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated June 30, 2026, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated June 30, 2026, between the Company and certain security holders of the Company.

10.4	Private Placement Units Purchase Agreement, dated June 30, 202, between the Company and Osprey Acquisition Sponsor III, LLC.

10.5	Private Placement Units Purchase Agreement, dated June 30, 2026, between the Company and Cantor Fitzgerald & Co..

10.6	Administrative Services Agreement, dated June 30, 2026, between the Company and Osprey Acquisition Sponsor III, LLC.

10.7	Administrative Services Agreement, dated June 30, 2026, between the Company and Hepco Capital Management, LLC.

10.8	Form of Indemnity Agreement (Incorporated by reference to Exhibit 10.6 filed with the Registrant’s Form S-1 (File No. 333-296787).

99.1	Press Release dated June 30, 2026 (pricing of the IPO).

99.2	Press Release dated July 2, 2026 (closing of the IPO).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2026	OSPREY ACQUISITION CORP. III

	By:	/s/ Thomas C. Elliott
	Name:	Thomas C. Elliott
	Title:	Chief Financial Officer

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